SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2007
                                                          --------------

                      ATEL Capital Equipment Fund VII, L.P
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California               000-24175                     94-3248318
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          File Number)                Identification No.)


     600 California Street, 6th Floor, San Francisco, California 94108-2733
--------------------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (415) 989-8800
                                                           --------------

                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02   Results of Operation and Financial Condition

The registrant is currently assessing the need to restate financial statements for the years ended December 31, 2004, 2003 and 2002, and the first two fiscal quarters of 2005, as described in more detail under Item 4.02 below, which is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 30, 2007, the registrant's manager determined that an error in the accounting for a certain direct finance lease portfolio acquired in a prior year was material in the aggregate for years prior to 2004. Related to this error, two adjustments are required to restate the investment in equipment and leases, on a net basis, for periods prior to January 1, 2004. The first adjustment is to increase the recorded investment in equipment and leases, net, to adjust for incorrect amortization of unearned direct financing lease income for periods subsequent to the acquisition of the lease portfolio. A second adjustment is required to record an increase in the investment in equipment and leases, net, as certain leased assets were incorrectly depreciated after being renewed and reclassified to operating lease assets from direct financing leases. The registrant's manager is finalizing its analysis of the quantitative impact of the required prior period adjustments. The registrant's manager, including the officers of the manager acting as the registrant's audit committee, have discussed the matters in this report and will continue to discuss this matter with its registered public accounting firm. Accordingly, the registrant's financial statements for the years ended December 31, 2004, 2003, and 2002, and the first two fiscal quarters of 2005 should no longer be relied upon.

When the analysis of the registrant's manager is finalized, the registrant will make appropriate cumulative adjustments to restate the misstated accounts as of January 1, 2004. The registrant will also make appropriate adjustments to restate the 2004 annual financial statements and interim financial statements for the first two fiscal quarters of 2005, if necessary. The registrant anticipates that it will complete its analysis and file any required amended reports within 45 days from the date of this report.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 2, 2007

                                ATEL Cash Distribution Fund VII, L.P.
                                By ATEL Financial Services, LLC,
                                General Partner of Registrant



                                     By:  /s/ Paritosh K, Choksi
                                          ---------------------------------
                                          Paritosh K. Choksi, Executive
                                          Vice President, Chief Financial
                                          Officer and Chief Operating Officer